Business combinations	6 Months Ended
Jun. 30, 2023
Business combinations [Abstract]
Disclosure of business combinations [text block]	Business combinations
The group undertook a number of business combinations during the first half of 2023. Total consideration paid in cash for the second quarter and half year 2023 amounted to $1,313 million and $1,250 million respectively, offset by cash acquired of $509 million and $498 million respectively.
The provisional fair value of the net assets (including goodwill) recognized from business combinations, inclusive of measurement period adjustments for business combinations in previous periods, for the half year 2023 was $1,223 million. This principally related to the acquisition of TravelCenters of America.